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                                                                    EXHIBIT 10.1

                            AMENDMENT AGREEMENT NO. 2

        THIS AMENDMENT AGREEMENT NO. 2 (this "Amendment"), dated as of November 22, 2002, is made among MANUGISTICS GROUP, INC., a Delaware corporation (the "Company"), MANUGISTICS, INC., a Delaware corporation, and MANUGISTICS ATLANTA, INC., a Delaware corporation, as the initial Subsidiary Borrowers (together with the Company, the "Borrowers" and each, a "Borrower") and BANK OF AMERICA, N.A. (the "Lender").

        The Borrowers and the Lender are parties to a Credit Agreement dated as of February 28, 2002 and amended by that Amendment Agreement dated as of July 12, 2002 (as so amended, the "Credit Agreement"). The Borrowers have requested that the Lender agree to certain amendments to the Credit Agreement. The Lender has agreed to such request, subject to the terms and conditions hereof.

        Accordingly, the parties hereto agree as follows:

        SECTION 1 Definitions; Interpretation.


        (a) Terms Defined in Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        (b) Interpretation. The rules of interpretation set forth in Sections 1.02 through 1.05 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

        SECTION 2 Amendments to the Credit Agreement.

        (a) Amendments. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 3 (the "Effective Date"):

                (i)     The definition of "Cash Collateralize" set forth in
        Section 1.01 of the Credit Agreement shall be amended in its entirety as follows:

                        "Cash Collateralize" means to pledge and deposit with or deliver to the Lender, as collateral for the Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Lender. Derivatives of such terms shall have corresponding meaning. The Borrowers hereby grant the Lender a Lien on all such cash and deposit account balances."




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                (ii)    The definition of "Loan Documents" set forth in Section
        1.01 of the Credit Agreement shall be amended in its entirety as follows:

                        "Loan Documents" means this Agreement, each Request for Credit Extension, each Compliance Certificate, each Guaranty, each Pledge Agreement, each document or agreement pursuant to which any Obligations may be Cash Collateralized, the Amendment Agreement dated as of July 12, 2002 and the "Amendment Documents" (as defined thereunder), and the Amendment Agreement No. 2 dated as of November 22, 2002 and the "Amendment Documents" as defined thereunder."

                (iii) Section 2.03(a) of the Credit Agreement shall be amended by adding at the end thereof the following:

                        "(iv) The Lender shall be under no obligation to issue or amend any Letter of Credit if the tenor or (in a case of an amendment) the remaining tenor as so amended of such Letter of Credit exceeds 180 days."

                (iv) Section 2.03(f) of the Credit Agreement shall be amended in its entirety as follows:

                        "(f)    Cash Collateral. [Reserved]"

                (v) Section 4.02 of the Credit Agreement shall be amended by adding the following as subsection (f) thereof:

                        "(f) In connection any Request for Credit Extension relating to an L/C Credit Extension, the Borrowers shall have delivered to the Lender additional Cash Collateral in the maximum drawable amount of such Letter of Credit, and, in connection with any Request for Credit Extension relating to any borrowing of Loans, the Borrowers shall have delivered to the Lender additional Cash Collateral in the amount of such Loans, to the extent necessary to maintain Cash Collateral in an amount equal to the total Outstanding Amount."

                (vi) Article II of the Credit Agreement shall be further amended by adding the following at the end thereof:

                        "2.12 CASH COLLATERAL. The Borrowers shall at all times maintain Cash Collateral with the Lender in an amount not less than the Outstanding Amount of all Loans and L/C Obligations."

                (vii) Section 7.02(i) of the Credit Agreement shall be amended at clause (i) thereof by deleting the phrase "shall not exceed $15,000,000" and inserting in



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        lieu thereof the following: "shall not exceed $15,000,000 (other than in respect of that acquisition by the Company of stock or assets of WDS, which closed on or about April 26, 2002, as to which such cash consideration shall not exceed in the aggregate $26,200,000)".

                (viii) Section 7.19(a) of the Credit Agreement shall be amended by deleting the number "$300,000,000" and inserting in lieu thereof "$250,000,000".

                (ix) Section 7.19(c) of the Credit Agreement shall be amended in its entirety as follows:

                        "(c)    Minimum Liquidity. Permit Liquidity at any time
                to be less than $125,000,000."

                (x) Section 7.19(d) of the Credit Agreement shall be amended by deleting the final period (".") and inserting in lieu thereof the following: "; and provided further, that with respect to the fiscal quarter of the Company ending November 30, 2002, the Company shall maintain Consolidated EBITDA in an amount equal to or greater than negative $5,000,000."

                (xi) Section 8.02(c) of the Credit Agreement shall be amended in its entirety as follows:

                        "(c)    To the extent there remains any insufficiency in
                such Cash Collateral after the application thereof to any and all outstanding Loans, require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof, to the extent not so Cash Collateralized) and demand that the Borrowers pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit; and"

                (b) References Within Credit Agreement. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                SECTION 3 Conditions of Effectiveness. The effectiveness of
Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                (a) Documents. The Lender shall have received the following in form and substance satisfactory to it:

                        (i) counterparts of this Amendment executed by each of the Borrowers;

                        (ii) the consent and agreement of Manugistics, Inc., in substantially the form of Exhibit A relating to the amendments contemplated by this Amendment;



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                        (iii)   a certificate of a Responsible Officer of the
                Company stating that (A) the representations and warranties contained in Section 4 are true and correct on and as of the date of such certificate as though made on and as of the Effective Date and (B) on and as of the Effective Date, no Default or Event of Default shall exist or would result after and giving effect to the amendment of the Credit Agreement contemplated hereby; and

                        (iv) a certificate of the Secretary or Assistant Secretary of each the Borrowers, dated the Effective Date, certifying (A) that there has been no amendment or other change to the Amended and Restated Certificate of Incorporation of such Borrower since February 28, 2002, (B) that there has been no amendment or other change to the Amended and Restated By-laws of such Borrower since February 28, 2002 and (C) the incumbency, authority and signatures of each officer of such Borrower authorized to execute and deliver this Amendment.

                (b) Fees and Expenses. The Company shall have paid (i) all fees then due in accordance with Section 5 and (ii) all invoiced costs and expenses then due in accordance with Section 6(d).

                (c) Initial Cash Collateral Pledge. The Company shall have executed and delivered to the Lender such pledge and other documentation as the Lender may reasonably request in order to effect the Cash Collateralization of all L/C Obligations, and shall have delivered into the applicable cash collateral account cash of an amount not less than the amount of such L/C Obligations as of the Effective Date.

                (d) Material Adverse Effect. On and as of the Effective Date, there shall have occurred, in the reasonable opinion of Lender, no Material Adverse Effect since the date of the Audited Financial Statements.

                (e) Representations and Warranties; No Default. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

                        (i)     the representations and warranties contained in
                Section 4 shall be true and correct on and as of the Effective Date as though made on and as of such date; and

                        (ii) no Default or Event of Default shall exist or would result after and giving effect to the amendment of the Credit Agreement contemplated hereby.

                (f) Additional Documents. The Lender shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Lender may reasonably request.

                SECTION 4 Representations and Warranties. To induce the Lender to enter into this Amendment, each of the Borrowers hereby restates, as of the date hereof and the Effective Date, each of the representations and warranties made by the Borrowers in the Credit Agreement, or which are contained in any certificate, document or financial or other statement



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furnished at any time under or in connection therewith, and confirms that such representations and warranties are and will be true and correct in all material respects on and as of the date hereof and the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date.

                SECTION 5 Amendment Fee. The Company shall pay to the Lender a non-refundable amendment fee equal to 0.10% of the Lender's Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Borrowers pursuant to the Credit Agreement or this Amendment.

                SECTION 6 Miscellaneous.

                (a) Credit Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Lender's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. Without limitation of the foregoing, the Lender expressly reserves all rights and remedies in relation to the Company's performance of certain financial covenants as of the fiscal quarter ending on or about November 30, 2002.

                (b) No Reliance. Each of the Borrowers hereby acknowledges and confirms to the Lender that such Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                (c) Costs and Expenses. The Company agrees to pay to the Lender on demand the reasonable out-of-pocket costs and expenses of the Lender, and the reasonable fees and disbursements of counsel to the Lender (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

                (d) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrowers, the Lender and their respective successors and assigns.

                (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                (f) Complete Agreement; Interpretation; Amendments. (i) The Credit Agreement and this Amendment, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and



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supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of the Credit Agreement as amended by this Amendment and those of any other Loan Document, the provisions of the Credit Agreement as amended by this Amendment shall control; provided that the inclusion of supplemental rights or remedies in favor of the Lender in any other Loan Document shall not be deemed a conflict with the Credit Agreement as amended by this Amendment. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                (ii) Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

                (iii) This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 9.01 of the Credit Agreement.

        (g) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. outstanding.

        (h) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        (i) Loan Documents. This Amendment and the other Amendment Documents shall constitute Loan Documents.





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        IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, as of the date first above written.





                             MANUGISTICS GROUP, INC.




                             By:  /s/ Raghavan Rajaji
                                  -------------------------------
                             Name:  Raghavan Rajaji
                                  -------------------------------
                             Title:  Chief Financial Officer
                                  -------------------------------



                             MANUGISTICS, INC.


                             By:  /s/ Raghavan Rajaji
                                  -------------------------------
                             Name: Raghavan Rajaji
                                  -------------------------------
                             Title: Chief Financial Officer
                                  -------------------------------



                             MANUGISTICS ATLANTA, INC.




                             By:  /s/ Raghavan Rajaji
                                  -------------------------------
                             Name: Raghavan Rajaji
                                  -------------------------------
                             Title:  President
                                  -------------------------------



                             BANK OF AMERICA, N.A.




                             By:  /s/ Kevin McMahon
                                  -------------------------------
                             Name:   Kevin McMahon
                                  -------------------------------
                             Title:   Managing Director
                                  -------------------------------

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